Health Care Cost Trend Rate Effects of One Percentage Point Change (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Sensitivity Analysis of Assumed Health Care Cost Trend Rates:
Effect on accumulated postretirement obligation , Increase	$ 115
Effect on postretirement benefits cost, Increase	6
Effect on accumulated postretirement obligation, Decrease	(99)
Effect on postretirement benefits cost, Decrease	$ (5)